     As filed with the Securities and Exchange Commission on October 1, 1999
                                                       Registration No. 333-____
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              PLX TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                    DELAWARE                                94-3008334
         (State or Other Jurisdiction of                 (I.R.S. Employer
         Incorporation or Organization)               Identification Number)

                               390 Potrero Avenue
                           Sunnyvale, California 94086
           (Address of Principal Executive Office, Including Zip Code)

                              PLX TECHNOLOGY, INC.
                            1998 STOCK INCENTIVE PLAN
                            1999 STOCK INCENTIVE PLAN
                            (Full Title of the Plans)

                                 Scott M. Gibson
                     Vice President, Chief Financial Officer
                              PLX Technology, Inc.
                               390 Potrero Avenue
                           Sunnyvale, California 94086
                     (Name and Address of Agent for Service)

                                 (408) 774-9060
          (Telephone Number, Including Area Code, of Agent for Service)

                                    Copy to:
                            Stephen J. Schrader, Esq.
                               Heike Fischer, Esq.
                             Morrison & Foerster LLP
                               755 Page Mill Road
                           Palo Alto, California 94304

=======================================================================================================
                                    CALCULATION OF REGISTRATION FEE
=======================================================================================================
     TITLE OF                          PROPOSED MAXIMUM       PROPOSED MAXIMUM
 SECURITIES TO BE      AMOUNT TO BE     OFFERING PRICE           AGGREGATE             AMOUNT OF
    REGISTERED          REGISTERED       PER SHARE(1)         OFFERING PRICE(1)    REGISTRATION FEE
------------------------------------------------------------------------------------------------------
Common Stock,           2,500,000      $22.094                $55,235,000        $15,355.00
$0.001 par value
per share
=======================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) and Rule 457(c) under the Securities Act of 1933, based upon an average of the high and low prices of PLX Technology, Inc. common stock reported on the Nasdaq National Market on September 28, 1999.

        In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

               The documents containing the information specified in Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.


                                           PART II

                      INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents filed by PLX Technology, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

      (a) The Registrant's Prospectus filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, (the "Securities Act") and included in the Registration Statement on Form S-1 (the "Registration Statement") as declared effective on April 5, 1999 (No. 333-71795), which includes audited financial statements for the Registrant's latest fiscal year.

      (b) The Registrant's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission on May 14, 1999 and August 12, 1999.

      (c) The description of the Registrant's Common Stock which is contained in its Registration Statement on Form 8-A dated April 2, 1999, including any amendment or report filed for the purpose of updating such description.

      All documents filed by the Registrant with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

      Not applicable.



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

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

      Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      The indemnification and liability of the Registrant's directors and officers are governed by Delaware law.

      Under Section 145 of the General Corporation Law of the State of Delaware, the Registrant has broad powers to indemnify its directors and officers against liabilities that may incur in such capacities, including liabilities under the the Securities Act. The Registrant's Bylaws also provide for mandatory indemnification of its directors and executive officers, and permissive indemnification of its employees and agents, to the fullest extent permissible under Delaware law.

      The Registrant's Amended and Restated Certificate of Incorporation provides that the liability of its directors for monetary damages shall be eliminated to the fullest extent permissible under Delaware law. Pursuant to Delaware law, this includes elimination of liability for monetary damages for breach of the directors' fiduciary duty of care to the Registrant and its stockholders. These provisions do not eliminate the directors' duty of care and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts of omissions not in good faith or involving intentional misconduct, for knowing violations of law, for any transaction from which the director derived an improper personal benefit, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

       The Registrant has entered into agreements with each of its directors and officers that require the Registrant to indemnify such persons against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred (including expenses of a derivative action) in connection with any proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was a director or officer of the Registrant or any of its affiliated enterprises, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreement also sets forth certain procedures that will apply in the event of a claim for indemnification thereunder.

        The Registrant has obtained a policy of directors' and officers' liability insurance that insures the Registrant's directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

      Not applicable.



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

ITEM 8.  EXHIBITS.

      Exhibit
      Number   Description
      ------   -----------
        4.1    Form of Amended and Restated Certificate of Incorporation of the
               Registrant (incorporated by reference to Exhibit 3.1 to the
               Registrant's Registration Statement on Form S-1 (Commission File
               No. 333-71795) which became effective on April 5, 1999 (the
               "Registration Statement on Form S-1")).

        4.2 Registrant's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form
               S-1).

        4.3 1998 Stock Incentive Plan and 1999 Stock Incentive Plan and form of Stock Option Agreements (incorporated by reference to Exhibits
               10.2 and 10.3 to the Registration Statement on Form S-1).

        5.1    Opinion of Morrison & Foerster LLP.

        23.1   Consent of Morrison & Foerster LLP (included in Exhibit 5.1)

        23.2   Consent of Ernst & Young LLP, Independent Auditors

        25.1   Power of Attorney (contained in the signature page hereto)

ITEM 9.  UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

            (i) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

            (ii) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

            (iii) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration



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

statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the Registrant, PLX Technology, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on September 28, 1999.

                                        PLX TECHNOLOGY, INC.


                                        By:  /s/ MICHAEL J. SALAMEH
                                             --------------------------
                                             Michael J. Salameh
                                             President

                                POWER OF ATTORNEY

               Each person whose signature appears below constitutes and appoints Michael J. Salameh and Scott M. Gibson, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



Signature                                   Capacity                  Date
---------                                   --------                  ----
/s/ MICHAEL J. SALAMEH                      President and Director    September 28, 1999
-----------------------------------         (Principal Executive
Michael J. Salameh                          Officer)


/s/ SCOTT M. GIBSON                         Vice President,           September 28, 1999
-----------------------------------         Finance, Chief
Scott M. Gibson                             Financial Officer and
                                            Secretary (Principal
                                            Financial and
                                            Accounting Officer)

-----------------------------------         Director                  September  ___, 1999
D. James Guzy, Sr.


-----------------------------------         Director                  September  ___, 1999
Timothy Draper


/s/ EUGENE FLATH
-----------------------------------         Director                  September  28, 1999
Eugene Flath

/s/ YOUNG K. SOHN
-----------------------------------         Director                  September  28, 1999
Young K. Sohn

/s/ JOHN H. HART
-----------------------------------         Director                  September  28, 1999
John H. Hart

                                INDEX TO EXHIBITS


      Exhibit
      Number   Description
      ------   -----------

        4.1    Form of Amended and Restated Certificate of Incorporation of the
               Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Commission File
               No. 333-71795) which became effective on April 5, 1999 (the
               "Registration Statement on Form S-1")).

        4.2 Registrant's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form
               S-1).

        4.3 1998 Stock Incentive Plan and 1999 Stock Incentive Plan, and form of Stock Option Agreements (incorporated by reference to Exhibits
               10.2 and 10.3 to the Registration Statement on Form S-1).

        5.1    Opinion of Morrison & Foerster LLP

        23.1   Consent of Counsel (included in Exhibit 5.1)

        23.2   Consent of Ernst & Young LLP, Independent Auditors

        25.1   Power of Attorney (contained in the signature page hereto)



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